                                                                    Exhibit 10.5

------------------------------------------------------------------------------------------------------------------------------------
       AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                      1.  CONTRACT ID CODE    PAGE OF PAGES
                                                                                                           0             1       3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE       4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
P00002                                  19-Sep-2000         DR9A877600-01
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE      W31RPD                  7. ADMINISTERED BY (If other than item 6)           CODE  S0513A
   US ARMY SPACE AND MISSILE DEFENSE COMMAND                   DCMC SANTA ANA                                         --------------
   SMDC-CM-AK, BAUGH                                           34 CIVIC CENTER PLAZA
   256-955-4985                                                P.O. BOX C 12700
   PO BOX 1500
   HUNTSVILLE, AL 35807-3801                                   SANTA ANA, CA 92712-2700
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)            9A. AMENDMENT OF SOLICITATION NO.
                                                                                   -------------------------------------------------
   IRVINE SENSORS CORPORATION                                                          9B. DATED (SEE ITEM 11)
   3001 REDHILL AVENUE                                                             -------------------------------------------------
   COSTA MESA CA 92626-0000                                                        X   10A. MOD. OF CONTRACT/ORDER NO.
                                                                                       DASG60-00-C-0016
                                                                                   -------------------------------------------------
--------------------------------------------------------------------------------       10B. DATED (SEE ITEM 13)
CODE  54266                         FACILITY CODE                                  X   25-Aug-2000
------------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_]  The above numbered solicitation is amended as set forth in Item 14.  The hour
     and date specified for receipt of Offer                                       [_] is extended,     [_] is not extended

    Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ________ copies of the document; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE
    DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN THE REJECTION OF YOUR OFFER.
    If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See Schedule
------------------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
      CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
------------------------------------------------------------------------------------------------------------------------------------
   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
X  D. OTHER (Specify type of modification and authority)
   UNILATERAL: DFARS 252.232-7007
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor   [X]  is not,   [_]  is required to sign this document and return    _______ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
 WHEREAS, the purpose of this modification is to incrementally fund the contract in the amount of $499,808.00.

 WHEREAS, the contractor has provided adequate documentation to demonstrate the required private sector matching funds have been met.

 THEREFORE, the contract is modified as follows:










Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                       15C. DATE SIGNED        16B. UNITED STATES OF AMERICA         16C. DATE SIGNED

                                                                      BY /s/ Carolyn G. Wright                  19-Sep-2000
________________________________________                              -----------------------------------
(Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
EXCEPTION TO SF 30                                            30-105-04                                STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                                                                                 Prescribed by GSA
                                                                                                       FAR (48 CFR) 53.243

                                                                DASG60-00-C-0016
                                                                          PO0002
                                                                     Page 2 of 3

SECTION SF 30 BLOCK 14 CONTINUATION PAGE



SUMMARY OF CHANGES

Changes in Section G

Summary for the Payment Office

As a result of this modification, the total funded amount of the contract is increased by $499,808.00 from $500,000.00 to $999,808.00. Therefore, the contract is fully funded.

CLIN :0001
AB: 9790400.2501 36-6011 P20080000000-2552 DR9A877600 SO1021 DR9A877600/9HHA05/H
is increased by $499,808.00 from $179,636.00 to $679,444.00.

The following full text clauses has been modified as follows:

INCREMENTAL FUNDING: This contract is incrementally funded in accordance with
-------------------
the clause DFARS 252.232-7007. The Government will not be obligated to reimburse the contractor in excess of the amount allotted to the contract. Additionally allotments of funds will become available only by modification to this contract. The anticipated funding schedule is at subparagraph (i) of the clause DFARS 252.232-7007, (set forth in full text in Section I of this contract).

     a. Funds required for full contract performance:  $999,808

     b. Funds presently available for payment:         $999,808

     c. Unfunded Balance:                              $ 0

     d. Funded period of performance:                  23 Jan 02

Changes in Section I

The following full text clause has been modified as follows:

252.232-7007     LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 through 0002 are incrementally funded. For these
                          ----         ----
item(s), the sum of $999,808 is presently available for payment and allotted to
                    --------
this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

                                                                DASG60-00-C-0016
                                                                          PO0002
                                                                     Page 3 of 3

(c) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT".

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract.     $250,000
FY 00                         $749,808

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         1. CONTRACT ID CODE         PAGE OF PAGES
          AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                        0                  1       3
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.        3. EFFECTIVE DATE      4. REQUISITION/PURCHASE REQ. NO.        5. PROJECT NO. (If applicable)
P00001                                  25-Aug-2000         DR9A877600-01
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                    CODE W31RPD                 7. ADMINISTERED BY (If other than item 6)    CODE S0513A
                                     ---------------------                                                    ----------------------
   US ARMY SPACE AND MISSILE DEFENSE COMMAND                   DCMC SANTA ANA
   SMDC-CM-AK, BAUGH                                           34 CIVIC CENTER PLAZA
   256-955-4985                                                P.O. BOX C 12700
   PO BOX 1500
   HUNTSVILLE, AL 35807-3801                                   SANTA ANA, CA 92712-2700
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, Country, State and Zip Code)        9A. AMENDMENT OF SOLICITATION NO.

                                                                                ----------------------------------------------------
   IRVINE SENSORS CORPORATION                                                       9B. DATED (SEE ITEM 11)
   3001 REDHILL AVENUE
   COSTA MESA CA 92626-0000                                                     ----------------------------------------------------
                                                                                 X  10A. MOD. OF CONTRACT/ORDER NO.
                                                                                    DASG60-00-C-0016
                                                                                ----------------------------------------------------
                                                                                    10B. DATED (SEE ITEM 13)
--------------------------------------------------------------------------------
CODE  54266                          FACILITY CODE                               X  25-Aug-2000
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[_] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offer
[_] is extended, [_] is not extended.

    Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
    (a) By completing Items 8 and 15, and returning ____________ copies of the document; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF
    OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN THE REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See Schedule
------------------------------------------------------------------------------------------------------------------------------------
                                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
  A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
     NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
  B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
------------------------------------------------------------------------------------------------------------------------------------
  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
X D. OTHER (Specify type of modification and authority)
   UNILATERAL: DFARS 252.232-7007
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:  Contractor [X] is not,  [_] is required to sign this document and return _________ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter when feasible.)
 WHEREAS, the purpose of this modification is to incrementally fund the contract in the amount of $250,000.

 WHEREAS, the contractor has provided adequate documentation to demonstrate required private sector matching funds.

 THEREFORE, the contract is modified as follows:






Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                          16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                       LARRY G. RIDGEWAY / CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                      15C. DATE SIGNED          16B. UNITED STATES OF AMERICA          16C. DATE SIGNED

                                                                       BY /s/ Larry G. Ridgeway                25-Aug-2000
___________________________________________                            ----------------------------------
 (Signature of person authorized to sign)                              (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
EXCEPTION TO SF 30                                     30-105-04                                    STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                                                                              Prescribed by GSA
                                                                                                    FAR (48 CFR) 53.243

                                                                DASG60-00-C-0016
                                                                          P00001
                                                                     Page 2 of 3

SECTION SF 30 BLOCK 14 CONTINUATION PAGE


SUMMARY OF CHANGES

Changes in Section G

Summary for the Payment Office

As a result of this modification, the total funded amount of the contract is increased by $250,000.00 from $250,000.00 to $500,000.00

CLIN :0001
AB: 9790400.2501 36-6011 P20080000000-2552 DR9A877600 S01021 DR9A877600/9HHA05/H
is increased by $179,636.00 from $0.00 to $179,636.00 The funding ACRN AB has been added.

AC: 9700400.2501 36-6011 P20080000000-255Y VH0A8A6000 S01021 VH0A8A6000/0HHA07/H
is increased by $70,364.00 from $0.00 to $70,364.00 The funding ACRN AC has been added.

The following clauses which are incorporated by full text have been added or modified:

INCREMENTAL FUNDING: This contract is incrementally funded in accordance with
--------------------
the clause DFARS 252.232-7007. The Government will not be obligated to reimburse the contractor in excess of the amount allotted to the contract. Additionally allotments of funds will become available only by modification to this contract. The anticipated funding schedule is at subparagraph (i) of the clause DFARS 252.232-7007, (set forth in full text in Section I of this contract).


          a.  Funds required for full contract performance:   $999,808

          b.  Funds presently available for payment:          $500,000

          c.  Unfunded Balance:                               $499,808

          d.  Funded period of performance:                   15 Jun 01


Changes in Section I

The following clauses which are incorporated by full text have been added or modified:

252.232-7007      LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 through 0002 are incrementally funded. For these
                          ----         ----
item(s), the sum of $500.000 of the total price is presently available for
                     -------
payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE

                                                                DASG60-00-C-0016
                                                                          P00001
                                                                     Page 3 of 3

GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best
                 ------
judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT."

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

 (h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract. $250,000
FY 01 $500,000
FY 02 $249,808
(End of clause)

-----------------------------------------------------------------------------------------------------------------------------------
     AWARD/CONTRACT                   1.  THIS CONTRACT IS A RATED ORDER                  RATING                 PAGE OF PAGES
                                          UNDER DPAS (15 CFR 350)                           DX-A2                  1      16
-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.  3. EFFECTIVE DATE                       4.REQUISITION/PURCHASE REQUEST/PROJECT NO.
DASG60-00-C-0016                                 24 JAN 00                    DR9A877600-01
-----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                 CODE        W31RPD     6. ADMINISTERED BY (If other than Item 5)                CODE    S0513A
                                        -------                                                                     --------
US ARMY SPACE AND MISSILE DEFENSE COMMAND           DCMC SANTA ANA
SMDC-CM-AK, BAUGH                                   34 CIVIC CENTER PLAZA
PO BOX 1500                                         P.O. BOX C 12700

HUNTSVILLE, AL 35807-3801                           SANTA ANA, CA 92712-2700
-----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR    (No., street, city, county, state and zip code)      8. DELIVERY
                                                                                             [_] FOB ORIGIN    [X] OTHER (See below)
330280334
                                                                                          -----------------------------------------
IRVINE SENSORS CORPORATION                                                                9. DISCOUNT FOR PROMPT PAYMENT
3001 REDHILL AVENUE                                                                       NET

                                                                                          -----------------------------------------
                                                                                          10. SUBMIT INVOICES         ITEM
COSTA MESA, CA 92626-0000                                                                 (4 copies unless
                                                                                          otherwise specified)        Section G
                                                                                          TO THE ADDRESS
------------------------------------------------------------------------------------------
CODE 54266                        FACILITY CODE                                           SHOWN IN:
-----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR       CODE                             12. PAYMENT WILL BE MADE BY                      CODE      HQ0339
                                 -----------------------    DFAS-COLUMBUS CENTER                                      --------
                                                            DFAS-CO/WEST ENTITLEMENT OPERATION
                                                            P.O. BOX 182381

               SEE SCHEDULE                                 COLUMBUS, OH 43218-2381

-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN            14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:
 [   ] 10 U.S.C. 2304(c) (  )  [   ] 41 U.S.C. 253(c)(   )  See Schedule
-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.        15B. SUPPLIES/SERVICES                 15C. QUANTITY          15D. UNIT      15E. UNIT PRICE    15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------


                         SEE SCHEDULE




-----------------------------------------------------------------------------------------------------------------------------------
                                                                          15G. TOTAL AMOUNT OF CONTRACT                $999,808.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                       16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
(X) SEC.         DESCRIPTION                    PAGE(S)       (X)     SEC.                        DESCRIPTION               PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
            PART I - THE SCHEDULE                                                   PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
 X  A   SOLICITATION/CONTRACT FORM                1-1          X      I   CONTRACT CLAUSES                                  11
-----------------------------------------------------------------------------------------------------------------------------------
 X  B   SUPPLIES OR SERVICES AND PRICES/COSTS     2              PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
    C   DESCRIPTION/SPECS./WORK STATEMENT                      X      J   LIST OF ATTACHMENTS                               16
-----------------------------------------------------------------------------------------------------------------------------------
    D   PACKAGING AND MARKING                                                PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
 X  E   INSPECTION AND ACCEPTANCE                 4                       REPRESENTATIONS, CERTIFICATIONS AND
---------------------------------------------------------             K
 X  F   DELIVERIES OR PERFORMANCE                 5                       OTHER STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
 X  G   CONTRACT ADMINISTRATION DATA              6                   L   INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
 X  H   SPECIAL CONTRACT REQUIREMENTS             8                   M   EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
                                   -------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT   Contractor is required          18 [_] AWARD (Contractor is not required to sign this
                                            ----------------------                 ----------------------------------------------
to sign this document and return 1 copies to issuing office.)                      document.)    Your offer on Solicitation Number
-------------------------------------------------------------                      ----------
                                                                            _______________________________________________________
Contractor agrees to furnish and deliver all items or perform               including the additions or changes made by you which
all the services set forth or otherwise identified above and                additions or changes are set forth in full above, is
on any continuation sheets for the consideration stated herein.             hereby accepted as to the items listed above and on any
The rights and obligations of the parties to this contract shall            continuation sheets. This award consummates the contract
be subject to and governed by the following documents: (a) this             which consists of the following documents: (a) the
award/contract, (b) the solicitation, if any, and (c) such                  Government's solicitation and your offer, and (b) this
provisions, representations, certifications, and specifications,            award/contract. No further contractual document is
as are attached or incorporated by reference herein.                        necessary.
(Attachments are listed herein.)
-------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER     (Type or print)                           20A. NAME AND TITLE OF CONTRACTING OFFICER
       John J. Stuart, Jr.
       Sr. Vice President, CFO
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                  19C. DATE SIGNED                   20B. UNITED STATES OF AMERICA          20C. DATE SIGNED
  Irvine Sensors Corporation

BY /s/ John J. Stuart, Jr.                  21 Jan. 2000                    BY /s/ Larry G. Rideway
  ------------------------------------                                         -------------------------------
    (Signature of person authorized                                               (Signature of Contracting
              to sign)                                                                    Officer)
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                   26-107                                           STANDARD FORM 26 (REV. 4-85)

PREVIOUS EDITION UNUSABLE                         GPO 1985 O - 469-794                                  Prescribed by GSA
                                                                                                        FAR (48 CFR) 53.214(a)

================================================================================
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                     DASG60-00-C-0016                              3    OF   17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================

SECTION B     Supplies or Services and Prices

ITEM NO       SUPPLIES/SERVICES                                                                       AMOUNT
0001
              FFP-LOE - Work as set forth in Irvine Sensors Corporation, SBIR Phase II proposal dated 7 Jul 99, title "Self-Aligning Polylithic Opto-Electronic Circuits
              (SPOC)," pages 6 through 8, incorporated herein as set forth in Section J, hereof.
              PURCHASE REQUEST NUMBER DR9A877600-01


                                                                                                     -----------------
                                                                                         NET AMT          $ 999,808.00

                                                                                   CEILING PRICE
              ACRN AA Funded Amount                                                                       $ 250,000.00

ITEM NO
0002
              CDRLs
              FFP-LOE - Data to be delivered under this contract shall be cited in Contract Data
              Requirements List (CDRL), DD Form 1423s consisting of Exhibit Line Item Nos. A001 through A006 incorporated herein and attached as set forth in Section J, hereof.
              Contractor format for Data Item Description is acceptable.


                                                                                                     -----------------

CLAUSES INCORPORATED BY FULL TEXT


FIRM FIXED PRICE LEVEL OF EFFORT TERM:
================================================================================
                                                       OPTIONAL FORM 336A(4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                      DASG60-00-C-0016                             8   OF   17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


Hours (DPPH) identified on this invoice/voucher in accordance with Section B of contract and all other applicable requirements. I further certify that the supplies or services are of the quality specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

         Date of Execution:___________________

         Signature:___________________________

         Title:_______________________________


IDENTIFICATION OF CORRESPONDENCE: All correspondence and data submitted by the
--------------------------------
contractor under this contract shall reference the contract number.

CONTRACTING ACTIVITY REPRESENTATIVES:
------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                     Contractual Matters              Technical Matters
--------------------------------------------------------------------------------------------------------------
  NAME:                                              Nicole Baugh                     Stan Smith
--------------------------------------------------------------------------------------------------------------
  ORGANIZATION CODE:                                 SMDC-CM-AK                       SMDC-TC-AP
--------------------------------------------------------------------------------------------------------------
  TELEPHONE NUMBERS:                                 256-955-l600                     256-955 1666
  COMMERCIAL:
--------------------------------------------------------------------------------------------------------------
  DEFENSE SWITCHED NETWORK (DSN):                    645-1600                         645- 1666
--------------------------------------------------------------------------------------------------------------
  EMAIL:                                             Nicole.baugh@smdc.army.mil       Stan.smith@smdc.army.mil
                                                     --------------------------       ------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

INCREMENTAL FUNDING: This contract is incrementally funded in accordance with
-------------------
the clause DFARS 252.232-7007. The Government will not be obligated to reimburse the contractor in excess of the amount allotted to the contract. Additionally allotments of funds will become available only by modification of this contract. The anticipated funding schedule is at subparagraph (i) of the clause DFARS 252.232-7007, (set forth in full text in Section I of this contract).

      a. Funds required for full contract performance:  $ 999,808

      b. Funds presently available for payment          $ 250,000

      c. Unfunded Balance:                              $ 749,808

      d. Funded period of performance:                  15 Jan 01

================================================================================

                                                       OPTIONAL FORM 336A(4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                      DASG60-00-C-0016                             9   OF   17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


SECTION H Special Contract Requirements



CLAUSES 1NCORPORATED BY REFERENCE:


HO3       Technical Cognizance and Technical Direction            APR 1998


CLAUSES INCORPORATED BY FULL TEXT


PUBLIC RELEASE OF INFORMATION:
-----------------------------

          a. In accordance with DFARS 252.204-7000, Disclosure of Information, the U.S. Army Space and Missile Defense Command Public Affairs Officer (SMDC-PA) is responsible for processing clearance of contractor-originated material for public release. This includes forwarding the material to appropriate Department of the Army agencies for actual clearance.

          b. All material to be cleared shall be sent to:

            U.S. Army Space and Missile Defense Command
            ATTN: SMDC-PA
            P.O. Box 1500
            Huntsville, AL 35807-3801


DISTRIBUTION CONTROL OF TECHNICAL INFORMATION:
---------------------------------------------

          a. The following terms applicable to this clause are defined as follows:

               (1) Technical Document. Any recorded information that conveys scientific and technical information or technical data.

               (2) Scientific and Technical Information. Communicable knowledge or information resulting from or pertaining to conducting and managing a scientific or engineering research effort.

               (3) Technical Data. Recorded information related to experimental, developmental, or engineering works that can be used to define an engineering or manufacturing process or to design, procure, produce, support, maintain, operate, repair, or overhaul material. The data may be graphic or pictorial delineations in media such as drawings or photographs, text in specifications or related performance or design type documents, or computer printouts. Examples of technical data include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, catalog-item identifications, and related information and computer software documentation.

================================================================================

                                                       OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                     DASG60-00-C-0016                              10  OF   17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


          b. Except as may otherwise be set forth in the Contract Data Requirements List (CDRL), DD Form 1423, (i) the distribution of any technical document prepared under this contract, in any stage of development or completion, is prohibited without the approval of the Contracting Officer and
(ii) all technical documents prepared under this contract shall initially be marked with the following distribution statement, warning, and destruction notice:

               (1) DISTRIBUTION STATEMENT F - Further dissemination only as directed by SMDC-IM-PA or higher DOD authority.

               (2) WARNING - This document contains technical data whose export is restricted by the Arms Export Control Act (Title 22, U.S.C., Set 2751 et seq.) or the Export Administration Act of 1979, as amended, Title 50, U.S.C., app 2401 et. seq. Violation of these export laws are subject to severe criminal
         -------
penalties. Disseminate in accordance with provisions of DOD Directive 5230.25.

               (3) DESTRUCTION NOTICE - For classified documents, follow the procedures in DOD 5200.22-M, National Industrial Security Program Operating Manual (NISPOM), Chapter 5, Section 7, or DOD 5200.1-R, Information Security Program Regulation, Chapter IX. For unclassified, limited documents, destroy by any method that will prevent disclosure of contents or reconstruction of the document.

          c. As a part of the review of preliminary or working draft technical documents, the Government will determine if a distribution statement less restrictive than Statement F specified above would provide adequate protection. If so, the Government's approval/comments will provide specific instructions on the distribution statement to be marked on the final technical documents before primary distribution.


CONTRACT SECURITY CLASSIFICATION:
---------------------------------

          a. This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.

          b. In accordance with restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC) (Set 275), the International Traffic in Arms Regulation (ITAR), or DOD Directive 5230.25, Withholding of Unclassified Technical Data from Public Disclosure, no foreign nationals will be permitted to work on a contract without the express permission of the Contracting Officer.

          c. Should the government determine that the technology has developed to a point where the information warrants protection under Executive Order 12958, Classified National Security Information, a DD Form 254 and an approved classification guide will be issued to the contractor and appropriate steps will be taken under the contract to protect the material.

SPECIAL FUNDING PROVISION BEYOND $250.000:
------------------------------------------
          a. With regard to the planned incremental funding schedule set forth in DFARs 252.232-7007, Section I of the contract, the Government will not fund this contract beyond $ 250,000 until the contractor provides a commitment that will match Government funding on a 1:2 ratio (Government to contractor) for the subsequent $250,000 and on a I:3 ratio (Government to contractor) for the next $250,000 and on a 1:4 ratio (Government to contractor for the subsequent $249,808.

================================================================================

                                                       OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET              REFERENCE NO. OF DOCUMNENT BEING  PAGE
                                CONTINUED DASG60-00-C-0016        11   OF  17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


         b. The private sector funding and the support/effort that it provides shall be external to the contract, however, the contractor must submit compelling evidence that such private sector funding has been provided.

         C. This clause does not waive, relax or alter the provisions of DFARs 252.232-7007.

MATERIAL/EQUIPMENT: The contracting officer reserves the right to take delivery
------------------
of the 3D WDM switch demonstration article at the end of the contract.


DESCRIPTION
-----------

3D WDM switch demonstration article.


ENVIRONMENTAL: The contractor agrees to the following:
-------------

    a. All activities performed under this contract shall be conducted in accordance with Federal, State, and local environmental laws and regulations.

    b. Any facility to be used in the performance of this contract shall be in compliance with all Federal, State, and local environmental laws and regulations for its intended use.

SAFETY HAZARDS: The contractor shall identify, control, and document the hazards
--------------
associated with this effort and the control methods necessary to eliminate or control the hazards. Significant items shall be addressed in status meetings and included in the final report.


METRIC AND PRODUCT ASSURANCE REQUIREMENTS: The contractor shall assure that all
-----------------------------------------
deliverables under this contract shall meet industry standards of quality and, where practical, metric measurements.

KEY PERSONNEL: Key personnel (e.g., Principal Investigator, Principal Engineer,
-------------
or equivalent) must be employed with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/her time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.

YEAR 2000 COMPLIANCE:
--------------------

The Contractor shall ensure products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are Year 2000 compliant as defined in FAR Part 39.


================================================================================

NSN 7540-0l-152-8057                 50336-101         OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET              REFERENCE NO. OF DOCUMNENT BEING  PAGE
                                CONTINUED DASG60-00-C-0016        12   OF  17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


SECTION I Contract Clauses


CLAUSES INCORPORATED BY REFERENCE:

52.202-1        Definitions                                                                                OCT 1995
52.203-3        Gratuities                                                                                 APR 1984
52.203-5        Covenant Against Contingent Fees                                                           APR 1984
52.203-6        Restrictions On Subcontractor Sales To The Government                                      JUL 1995
52.203-7        Anti-Kickback Procedures                                                                   JUL 1995
52.203-8        Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity           JAN 1997
52.203-10       Price Or Fee Adjustment For Illegal or Improper Activity                                   JAN 1997
52.203-12       Limitation On Payments To Influence Certain Federal Transactions                           JUN 1997
52.204-4        Printing/Copying-Double-Sided on Recycled Paper                                            JUN 1997
52.209-6        Protecting the Government's Interest When Subcontracting With                              JUL 1995
                Contractors Debarred, Suspended, or Proposed for Debarment
52.211-11       Liquidated Damages--Supplies, Services, or Research and                                    APR 1994
                Development
52.211-15       Defense Priority And Allocation Requirements                                               SEP 1990
52.215-2        Audit and Records--Negotiation                                                             JUN 1999
52.215-8        Order of Precedence--Uniform Contract Format                                               OCT 1997
52.215-10       Price Reduction for Defective Cost or Pricing Data                                         OCT 1997
52.215-12       Subcontractor Cost or Pricing Data                                                         OCT 1997
52.215-13       Subcontractor Cost or Pricing Data--Modifications                                          OCT 1997
52.215-14       Integrity of Unit Prices                                                                   OCT 1997
52.215-17       Waiver of Facilities Capital Cost of Money                                                 OCT 1997
52.219-6        Notice Of Total Small Business Set-Aside                                                   JUL 1996
52.219-8        Utilization of Small Business Concerns                                                     OCT 1999
52.219-14       Limitations On Subcontracting                                                              DEC 1996
52.222-3        Convict Labor                                                                              AUG 1996
52.222-26       Equal Opportunity                                                                          FEB 1999
52.222-35       Affirmative Action For Disabled Veterans And Veterans of the                               APR 1998
                Vietnam Era
52.222-36       Affirmative Action For Workers With Disabilities                                           JUN 1998
52.222-37       Employment Reports On Disabled Veterans And Veterans Of The                                JAN 1999
                Vietnam Era
52.223-2        Clean Air And Water                                                                        APR 1984
52.223-6        Drug Free Workplace                                                                        JAN 1997
52.223-14       Toxic Chemical Release Reporting                                                           OCT 1996
52.225-11       Restrictions On Certain Foreign Purchases                                                  AUG 1998
52.227-1        Authorization and Consent                                                                  JUL 1995
52.227-2        Notice And Assistance Regarding Patent And Copyright                                       AUG 1996
                Infringement
52.227-11       Patent Rights--Retention By The Contractor (Short Form)                                    JUN 1997
52.229-3        Federal, State And Local Taxes                                                             JAN 1991

================================================================================


NSN 7540-01-152-8057                       50336-101   OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET               REFERENCE NO. OF DOCUMNENT BEING  PAGE
                                 CONTINUED DASG60-00-C-0016        13   OF  17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================

   52.232-2        Payments Under Fixed-Price Research And Development Contracts           APR 1984
   52.232-9        Limitation On Withholding Of Payments                                   APR 1984
   52.232-16       Progress Payments                                                       JUL 1991
   52.232-17       Interest                                                                JUN 1996
   52.232-23 Alt I Assignment of Claims (Jan 1986) - Alternate I                           APR 1984
   52.232-25       Prompt Payment                                                          JUN 1997
   52.232-33       Payment by Electronic Funds Transfer--Central Contractor                MAY 1999
                   Registration
   52.233-1        Disputes                                                                DEC 1998
   52.233-3        Protest After Award                                                     AUG 1996
   52.242-13       Bankruptcy                                                              JUL 1995
   52.242-17       Government Delay Of Work                                                APR 1984
   52.243-1 Alt V  Changes--Fixed-Price (Aug 1987) - Alternate V                           APR 1984
   52.244-5        Competition In Subcontracting                                           DEC 1996
   52.245-2        Government Property (Fixed Price Contracts)                             DEC 1989
   52.246-7        Inspection Of Research And Development Fixed Price                      AUG 1996
   52.246-25       Limitation Of Liability--Services                                       FEB 1997
   52.249-2        Termination For Convenience Of The Government (Fixed-Price)             SEP 1996
   52.249-9        Default (Fixed-Priced Research And Development)                         APR 1984
   52.253-1        Computer Generated Forms                                                JAN 1991
   252.203-7001    Prohibition On Persons Convicted of Fraud or Other Defense-             MAR 1999
                   Contract-Related Felonies
   252.204-7000    Disclosure Of Information                                               DEC 1991
   252.204-7003    Control Of Government Personnel Work Product                            APR 1992
   252.204-7004    Required Central Contractor Registration                                MAR 1998
   252.205-7000    Provisions Of Information To Cooperative Agreement Holders              DEC 1991
   252.209-7000    Acquisition From Subcontractors Subject To On-Site Inspection           NOV 1995
                   Under The Intermediate Range Nuclear Forces (INF) Treaty
   252.209-7004    Subcontracting With Firms That Are Owned or Controlled By The           MAR 1998
                   Government of a Terrorist Country
   252.215-7000    Pricing Adjustments                                                     DEC 1991
   252.225-7012    Preference For Certain Domestic Commodities                             MAY 1999
   252.225-7026    Reporting Of Contract Performance Outside The United States             MAR 1998
   252.225-7031    Secondary Arab Boycott Of Israel                                        JUN 1992
   252.227-7016    Rights in Bid or Proposal Information                                   JUN 1995
   252.227-7017    Identification and Assertion of Use, Release, or Disclosure             JUN 1995
                   Restrictions
   252.227-7018    Rights in Noncommercial Technical Data and Computer Software--          JUN 1995
                   Small Business Innovation Research (SBIR) Program
   252.227-7019    Validation of Asserted Restrictions--Computer Software                  JUN 1995
   252.227-7030    Technical Data--Withholding Of Payment                                  OCT 1988
   252.227-7034    Patents--Subcontracts                                                   APR 1984
   252.227-7037    Validation of Restrictive Markings on Technical Data                    SEP 1999
   252.227-7039    Patents--Reporting Of Subject Inventions                                APR 1990
   252.235-7011    Final Scientific or Technical Report                                    SEP 1999
   252.242-7000    Postaward Conference                                                    DEC 1991
   252.247-7023    Transportation of Supplies by Sea                                       NOV 1995
   252.247-7024    Notification Of Transportation Of Supplies By Sea                       NOV 1995

   =============================================================================

     NSN 7540-01-152-8057          50336-101          OPTIONAL FORM 336A (4-86)
                                                      Sponsored by GSA
                                                      FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET               REFERENCE NO. OF DOCUMNENT BEING  PAGE
                                 CONTINUED DASG60-00-C-0016        14   OF  17
================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION
================================================================================


 CLAUSES INCORPORATED BY FULL TEXT


 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT 1998)

 (a) Definitions.

 "Commercial item", as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

 "Subcontract", as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

 (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

 (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

 (1) 52.222-26, Equal Opportunity (E.O. 11246);

 (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212(a));

 (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C.
     793); and

 (4) 52.247-64, Preference for Privately-Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241)(flow down not required for subcontracts awarded beginning May 1, 1996).

 (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

 52.252-2    CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

 This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

 www.arnet.gov


 252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)

 All technical data delivered under this contract shall be accompanied by the following written declaration:

 ===============================================================================

 NSN 7540-01-152-8057              50336-101           OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET    REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE
                        DASG60-00-C-0016                             15   OF  17

================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION

================================================================================


The Contractor, ____________________, hereby declares that, to the best of its knowledge and belief, the technical data delivered herewith under Contract No. __________________ is complete, accurate, and complies with all requirements of the contract.

Date ____________________________________

Name and Title of Authorized Official _____________________

(End of clause)

252.232-7007   LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 through 0002 are incrementally funded, For these
                          ----         ----
item(s), the sum of $250,000 of the total price is presently available for
                    --------
payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best
                 ------
judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT".

 (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

 (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the
================================================================================

NSN 7540-01-152-8057                50336-101          OPTIONAL FORM 336A (4-86)
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                        DASG60-00-C-0016                             16   OF  17

================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION

================================================================================


Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(o) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract. $250,000
FY 01 $500,000
FY 02 $249,808
(End of clause)


================================================================================
NSN 7540-01-152-8057            50336-101    OPTIONAL FORM 336A (4-86)
                                             Sponsored by GSA
                                             FAR (48 CFR) 53.110

================================================================================
CONTINUATION SHEET      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE
                         DASG60-00-C-0016                             17  OF  17

================================================================================
NAME OF OFFEROR OR CONTRACTOR
IRVINE SENSORS CORPORATION

================================================================================


SECTION J List of Documents, Exhibits and Other Attachments

Section J Table Of Contents


DOCUMENT TYPE       DESCRIPTION              PAGES        DATE



CLAUSES INCORPORATED BY FULL TEXT


         PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
         --------------------------------------------------------------

                        SECTION J - LIST OF ATTACHMENTS
                        -------------------------------

             TITLE                                         DATE       # OF PAGES
-------------------------------                            ----       ----------

Small Business Innovation Research Program Proposal        07 Ju1 99       3
  titled "Self-Aligning Polylithic Opto-Electrical
  Circuits (SPOC)," pages 6 through 8, incorporated herein and made of this contract.

Contract Data Requirements List (DD Form                   25 Oct 99       6
  1423) Exhibit A with Distribution List.
  The following applicable Data Item
  Descriptions (DIDs) are available on
  The USASMDC web site at http://www.smdc.
                          ----------------
  army.mil: DI-MISC-80048, DI-MISC-80406,
  --------
  DI-MISC-80407, and DI-MGMT-80368. Click
  on Business Opportunities; click on
     ----------------------
  Solicitations; click on Small Business
  -------------           --------------
  Innovative Research (SBIR).
  --------------------------

Contractor's Representations and Certifications are incorporated herein by reference.

Public Voucher for Purchases and Services                       NA         1
  Other than Personal/Standard Form 1034 (sample)


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NSN 7540-01-152-8057                50336-101          OPTIONAL FORM 336A (4-86
                                                       Sponsored by GSA
                                                       FAR (48 CFR) 53.110